SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 30, 1997
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                            RSL COMMUNICATIONS, LTD.
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             (Exact name of registrant as specified in its charter)

                                     BERMUDA
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                 (State or other jurisdiction of incorporation)

        0-23139                                   N/A
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(Commission File Number)          (IRS Employer Identification Number)

       Clarendon House, Church Street, Hamilton HM CX Bermuda
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        (Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code (441) 295-2832
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ITEM 5. OTHER EVENTS

      On October 1, 1997, the Registration Statement on Form S-1, Registration No. 333-34281 of RSL Communications, Ltd. (the "Registrant"), a Bermuda corporation, was declared effective and the Registrant entered into an Underwriting Agreement (U.S. Version) with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and SBC Warburg Dillon Read Inc. as representatives of the several underwriters and entered into an Underwriting Agreement (International Version) with Goldman Sachs International, Merrill Lynch International, Morgan Stanley & Co. International Limited and Swiss Bank Corporation, acting through its Division, SBC Warburg Dillon Read in connection with the sale of an aggregate of 8,280,000 shares of the Registrant's Class A Common Shares (including 1,080,000 shares purchased by the underwriters to cover over-allotments) covered by such Registration Statement. Pursuant to Item 601(b) of Regulation S-K promulgated under the Securities Act of 1933, the Registrant is filing the Underwriting Agreement (U.S. Version) and Underwriting Agreement (International Version) as Exhibits 1.1 and 1.2, respectively, to this report.

ITEM 7. EXHIBITS

(c) Exhibits:

      1.1 Underwriting Agreement (U.S. Version), dated as of September 30, 1997, among Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and SBC Warburg Dillon Read Inc. as representatives of the several underwriters and RSL Communications, Ltd.

      1.2 Underwriting Agreement (International Version), dated as of September 30, 1997, among Goldman Sachs International, Merrill Lynch International, Morgan Stanley & Co. International Limited, Swiss Bank Corporation, acting through its Division, SBC Warburg Dillon Read and RSL Communications, Ltd.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RSL COMMUNICATIONS, LTD.


                                    By /s/ MARK HIRSCHHORN
                                      ------------------------------------
                                      Name:  Mark Hirschhorn
                                      Title: Vice President - Finance

Dated:  October 20, 1997


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                                  EXHIBIT INDEX

Exhibit:

      1.1 Underwriting Agreement (U.S. Version), dated as of September 30, 1997, among Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and SBC Warburg Dillon Read Inc. as representatives of the several underwriters and RSL Communications, Ltd.

      1.2 Underwriting Agreement (International Version), dated as of September 30, 1997, among Goldman Sachs International, Merrill Lynch International, Morgan Stanley & Co. International Limited, Swiss Bank Corporation, acting through its Division, SBC Warburg Dillon Read and RSL Communications, Ltd.